United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2008

Vita Spirits Corp.

(Exact name of registrant as specified in its charter)

Nevada	333-136981	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Post Office 020, Lu Yuan District

Chang Chun, Ji Lin

Chang Chun, China, 130062

(Address of principal executive offices with zip code)

139-4303-4459

(Registrant's telephone number, including area code)

formerly known as Revo Ventures Inc.

Suite 201, 2400 W. Cypress Creek Road
Ft. Lauderdale FL 33309

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

_______________________________________________________________________________________________________________________________________________

Item 8.01: Other Events

On November 14, 2008, Vita Spirits Corp. moved its official office address to Post office 020, Lu Yuan District, Chang Chun, Ji Lin, Chang Chun, China, 130062  and changed its official phone number to 139-4303-4459.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant: Vita Spirits Corp.

Signed: /s/ Tie Ming Li

Name: Tie Ming Li

Title: President

Date: November 14, 2008